ITEM 12 (B).  EXHIBITS.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

                           S&P 500 Index Fund, Reward Shares
                           S&P 500 Index Fund, Member Shares
                           Total Return Strategy Fund
                           Extended Market Index Fund
                           Nasdaq-100 Index Fund

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2007, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  02/28/2008                                  /S/ CHRISTOPHER W. CLAUS
      -----------                                 --------------------------
                                                      Christopher W. Claus
                                                      President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

                           S&P 500 Index Fund, Reward Shares
                           S&P 500 Index Fund, Member Shares
                           Total Return Strategy Fund
                           Extended Market Index Fund
                           Nasdaq-100 Index Fund

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2007, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  02/28/2008                                      /S/ ROBERT GALINDO, JR.
       ----------                                      -----------------------
                                                         Robert Galindo, Jr.
                                                         Treasurer